MEDTRONIC PLC Q3 FY16 CONSOLIDATED RESULTS AND GROUP REVENUE HIGHLIGHTS Exhibit 99.2

Q3 FY16 Earnings Results | March 1, 2016 | 2 FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements which provide current expectations or forecasts, including those relating to market and sales growth, growth strategies, financial results, use of free cash flow, product development and introduction, partnerships, regulatory matters, restructuring initiatives, mergers/acquisitions/divestitures and related effects, accounting estimates, financing activities, working capital adequacy, competitive strengths and sales efforts. They are based on current assumptions and expectations that involve uncertainties or risks. These uncertainties and risks include, but are not limited to, those described in our periodic reports on file with the U.S. Securities and Exchange Commission (SEC). Actual results may differ materially from anticipated results. Forward-looking statements are made as of today's date, and we undertake no duty to update them or any of the information contained in this presentation. Financial Data Certain information in this presentation includes calculations or figures that have been prepared internally and have not been reviewed or audited by our independent registered public accounting firm. Use of different methods for preparing, calculating or presenting information may lead to differences and such differences may be material. This presentation also contains non-GAAP financial measures such as free cash flow and historical revenue on a comparable constant currency basis, which sums historical data of Medtronic and Covidien, aligns Covidien’s prior year monthly revenue to Medtronic’s fiscal quarters and adjusts for the impact of foreign currency translation. We believe these measures provide a useful way to evaluate our underlying performance. Detail concerning how all non-GAAP measures are calculated, including all non- GAAP to GAAP reconciliations, are provided on our website and can be accessed using this link.

MDT
Q3 FY16 HIGHLIGHTS

SOLID PERFORMANCE IN Q3

Revenue:


DIAB
7%
RTG
25%
CVG
35%
MITG
33%


EM
13%
Non-U.S. Dev
30%
U.S.
57%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
CVG	2,410	8	7
MITG	2,291	NC	5
RTG	1,759	7	4
Diabetes	474	6	11
Total	**$6,934**	**61%**	**6%**
U.S.	3,965	61	4
Non-U.S. Dev	2,066	58	5
EM	903	64	14
Total	**$6,934**	**61%**	**6%**

Other Financial Highlights:

	EPS[2]	Y/Y	Y/Y CC[1]
GAAP	$0.77	-21%	NC
Non-GAAP	$1.06	-1%	17%

Cash Flow from Ops	$1.8B	Adj. Free Cash Flow	$1.8B

- **Sustained execution results in another quarter of market outperformance**
  - Revenue growth of 6% in the upper half of our mid-single digit expectation
  - Acquisitions & divestitures contributed a net 20 bps to Q3 revenue growth
  - Foreign currency translation had a negative $344M impact on revenue
- **Executing on three revenue growth vectors; driving increased diversity of our revenue growth**
  - Therapy Innovation: 350 bps – at the high end of 150 to 350 bps goal
  - Emerging Markets: 190 bps – at the high end of 150 to 200 bps goal
  - Services & Solutions: 20 bps – below 40 to 60 bps goal
- **Delivering robust operating leverage**
  - Executing on our value capture programs from the Covidien integration and targeted cost synergies
  - 140 bps improvement in operating margin[1]; 510 bps of operating leverage[1]
  - 140 bps improvement in SG&A as a percent of revenue[1]
- **EPS leverage of 1,150 bps[1]**
  - Significantly exceeding our baseline goal of 200-400 bps
- **Generating significant accessible free cash flow**
  - Deploying with discipline, investing for our future while at the same time allocating capital for debt paydown and providing strong returns to our shareholders

[1] Figures represent comparison to Q3 FY15 on a comparable constant currency basis
[2] Diluted EPS

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CVG
Q3 FY16 HIGHLIGHTS

Strong, Balanced Growth Across all Three Divisions



APV
16%
CSH
31%
CRHF
53%



EM
16%
Non-U.S. Dev
32%
U.S.
52%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
CRHF	1,278	1	6
CSH	736	0	7
APV	396	82	10
Total	**$2,410**	**8%**	**7%**
U.S.	1,250	19	7
Non-U.S. Dev	775	-5	2
EM	385	6	14
Total	**$2,410**	**8%**	**7%**

Growth Outlook: MSD

KEY PERFORMANCE DRIVERS[1]

Cardiac Rhythm & Heart Failure (CRHF)

WW implantables market: LSD decline; MDT taking share Y/Y and Q/Q

- Low Power – HSD
  - US Pacing – MSD; Market – LSD decline
    - Gained > 300 bps share
    - Advisa SR MRI™ single chamber
    - Reveal LINQ™ pull-through
  - Diagnostics – High-Teens: Reveal LINQ™
- Services & Sol. – Low 30's
- High Power – LSD Decline
  - Highest US share since Q4FY10
  - ICDs: HSD growth – US Evera MRI™,
  - CRT-D: HSD decline on lower bulk purchases ahead of MRI launch
  - Amplia & Compia MRI™ CRT-D: FDA & CE Mark received
- AF Solutions – Mid 30's
  - Arctic Front Advance™

Reveal LINQ®



Evera MRI™ SureScan® ICD



Coronary & Structural Heart (CSH)

- Heart Valve Therapies – DD
  - TCV – low 30's WW; mid 20's US
  - Strong Evolut® R launch execution in the US
    - Losing some share in large valves, expect to start 34mm clinical in H2 CY16
  - WW TAVR market growing low 30's
    - Europe: #1 in 13 countries, gaining share
    - Japan: CoreValve® reimb. & launch in Jan
  - US Low Risk trial: received IDE approval
  - WW TAVR market: ~$4B by 2020
- Coronary – LSD
  - DES – LSD; maintaining share
    - OUS – MSD: Resolute Onyx™ share gains on new sizes
    - US – LSD decline, maintained share with multiline contracts
  - Balloons – LDD: Euphora™ PTCA
- Extracorp. Therapies – LSD
  - Strong next gen Bio-Medicus® cannula launch

CoreValve® Evolut® R



Resolute Onyx™



Aortic & Peripheral Vascular (APV)

- Aortic – MSD
  - US: HSD growth; strong adoption in new Type B dissection in Thoracic
  - OUS: competitive pressure & Japan reimbursement cuts
  - Heli-FX™ EndoAnchor: continuing to gain momentum; competitive account conversion & device pull-through
- Peripheral – DD
  - DCB: US & WW market share leader
    - IN.PACT® Admiral launch
    - Exceptional clin. & economic data
- endoVenous – Mid Teens
  - VenaSeal™ launch gaining traction

Heli-FX™ EndoAnchor



IN.PACT Admiral®



[1] Figures represent comparison to Q3 FY15 on a comparable constant currency basis

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MITG
Q3 FY16 HIGHLIGHTS

Strong, At or Above Market Growth Performance


Surg. Sol. 55%
PMR 45%


EM 13%
Non-U.S. Dev 34%
U.S. 53%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
Surg. Sol.	1,264	NC	7
PMR	1,027	NC	1
Total	**$2,291**	**NC**	**5%**
U.S.	1,207	NC	1
Non-U.S. Dev	780	NC	5
EM	304	NC	19
Total	**$2,291**	**NC**	**5%**

Growth Outlook: MSD

KEY PERFORMANCE DRIVERS[1]

Surgical Solutions

- **Advanced Surgical – HSD**
  - Continues to benefit from new products and the continued shift from open to minimally invasive surgery (MIS)
  - Focused on sustainable, long-term surgical market leadership, by improving open surgeries, transitioning open surgeries to MIS, and advancing MIS technologies
  - Estimate US surgical volume growth has normalized at 1-2%
- **Early Technologies – LDD**
  - Diversifying our business with investments in Early Technologies
  - Strong results from growth in Gastrointestinal Diagnostics
- **General Surgical – MSD**
  - Benefitted from RF Surgical acquisition, which closed in Q2

Endo GIA™



LigaSure™



ValleyLab™



Patient Monitoring & Recovery (PMR)

- **Respiratory & Patient Monitoring – MSD**
  - Growth driven by strong performance in capnography
  - PB980 product hold/field action resulted in \$10-\$15M in lost revenue in Q3; expect ~\$20-25M impact /qtr going forward until resolved; expect to resume sales in H1 FY17
- **Patient Care & Safety – Flat**
  - Strength in electrode sales, particularly in US
- **Nursing Care – Flat**
  - Strength in enteral feeding
- **Renal Care Solutions**
  - Formed new business unit
  - Acquired Bellco in early Q4

Capnostream™ 20p Bedside Monitor



bellco

[1] Figures represent comparison to Q3 FY15 on a comparable constant currency basis

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Medtronic

RTG
Q3 FY16 HIGHLIGHTS

Strong NV & ST Growth Offsetting Declines in Neuromodulation and Spine


NV 8%
Spine 40%
ST 25%
Neuro 27%


EM 10%
Non-US Dev 21%
US 69%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
Spine	704	-5	-2
Neuromod	465	-5	-1
ST	443	6	10
NV	147	NC	43
Total	**$1,759**	**7%**	**4%**
U.S.	1,215	7	3
Non-U.S. Dev	367	1	4
EM	177	20	7
Total	**$1,759**	**7%**	**4%**

Growth Outlook: Low End of MSD Range

KEY PERFORMANCE DRIVERS[1]

Spine

- **Core Spine – LSD Decline**
  - OUS: MSD growth; gaining share
  - US: MSD declines; Market LSD growth
  - Focused on "Speed to Scale" with new product launches and offering a differentiated Surgical Synergy™ experience
- **BMP – MSD**
  - US: Strong, LDD Infuse® growth
  - OUS: Dealing with InductOs™ ship hold in Europe; not expected to return until mid-FY17
- **Interventional – MSD Decline**

Infuse® Bone Graft



Neuromodulation

- **Pain Stim – MSD Decline**
  - Continued competitive pressure
  - Good reception of AdaptiveStim® HD
  - MRI Surgical Lead: received FDA approval
- **Gastro / Uro – HSD**
  - Targeting increased therapy adoption post Q2 US launch of Verify™
- **DBS – LSD**
  - Activa® full body MRI approval
  - FDA approval for Parkinson's patients with early onset motor complications
- **Drug Pump – LDD Decline**
  - Continued challenges based on the FDA consent decree
  - Divested drug bus.; $7M impact / qtr

InterStim II®



Surgical Technologies (ST)

- **Advanced Energy – Mid-Teens**
  - Solid growth driven by PEAK® Surgery Systems & Aquamantys® System
- **Neurosurgery – HSD**
  - US launch of O-arm® O2 and core navigation instruments driving strong growth
- **ENT – HSD**
  - Continued strong hospital capital spending trends for ENT devices
  - NuVent® sinus balloon and powered ENT blade remain primary growth drivers

O-arm® O2



Neurovascular (NV)

- Strong performance across all product lines and geographies
- Flow Diversion: Benefitting from Pipeline™ Flex in the US, Pipeline™ with Shield in Europe and Japan reimbursement approval
- Stents: Solitaire™ FR growth driven by ongoing strength of clinical data, recently published AHA guidelines, and field sales investments
- Access: Pull-through from Solitaire™ FR and Pipeline™ Flex

Solitaire™ FR



MICHELSON TECHNOLOGY AT WORK

[1] Figures represent comparison to Q3 FY15 on a comparable constant currency basis

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Medtronic

DIABETES
Q3 FY16 HIGHLIGHTS

Strong, Broad-Based Performance Across All Three Divisions

Total Group Revenue
$474M



EM
8%
Non-US
Dev
30%
US
62%

	Revenue $M	As Rep Y/Y %	CC[1] Y/Y %
IIM	ND	ND	LDD
NDT	ND	ND	>250
DSS	ND	ND	HSD
Total	**$474**	**6%**	**11%**
U.S.	293	5	5
Non-U.S. Dev	144	9	24
EM	37	-3	13
Total	**$474**	**6%**	**11%**

Growth Outlook: HSD to LDD

KEY PERFORMANCE DRIVERS[1]

Intensive Insulin Management (IIM)

- Robust OUS results, including pump growth of 65% in Europe on strong sales of the MiniMed® 640G System with the Enhanced Enlite™ sensor
- Last patient expected to complete the 670G trial in the next few weeks, with PMA submission to the FDA targeted before the end of June 2016
  - >75% of patients enrolled in 670G US clinical trial also opted-in to the FDA's continued access program
- Recent UK NICE guidance recommended MiniMed® Paradigm Veo™ system as the only system to manage those at risk for severe hypoglycemia with type 1 Diabetes
- Chengdu manufacturing facility announced in January will expand EM footprint

MiniMed® 530G



MiniMed® 640G



Non-Intensive Diabetes Therapies (NDT)

- 2nd consecutive quarter that NDT has doubled revenue growth reflecting strong sales of iPro®2 CGM technology in the US, Latin America, Europe and Russia
- Distribution agreement with Henry Schein has launched in the US; broadening access for people with type 2 diabetes under the care of primary care physicians
- Strong feedback on the value of Pattern Snapshot for iPro®2 CGM analytics to facilitate interpretation of glucose data

iPro®2 CGM w/ Pattern Snapshot



Diabetes Service & Solutions (DSS)

- Strong growth in Consumables, Diabeter service revenue, and MiniMed® Connect
- MiniMed® Connect uptake and user feedback remains extremely positive
  - Android version of the glucose monitoring app expected to launch before June 2016
- Partnerships on track to transform diabetes care through innovative solutions
  - IBM Watson applying cognitive computing to support diabetes management by identifying situations expected to lead to hypoglycemia up to 3 hours in advance of the occurrence
- On track to bring our stand-alone sensor product, Guardian® Connect, to EU in early FY17 and to submit the PMA application to the FDA in the next week

MiniMed® Connect



[1] Figures represent comparison to Q3 FY15 on a comparable constant currency basis

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Medtronic

Q3 FY16 Earnings Results | March 1, 2016 | 8 APPENDIX ACRONYMS / ABBREVIATIONS KEY PERFORMANCE DRIVERS 1 Growth DD Double Digits HSD High-Single Digit LDD Low-Double Digits LSD Low-Single Digit MSD Mid-Single Digit Other Bps Basis Points CC Constant Currency CY Calendar Year Dev Developed EM Emerging Markets EPS Earnings per Share FCF Free Cash Flow FY Fiscal Year H1 / H2 First Half / Second Half NC Not Comparable ND Not Disclosed Ops Operations OUS Outside the United States Q/Q Quarter-over-Quarter Rep Reported WW Worldwide Y/Y Year-over-Year Business Specific ACC American College of Cardiology HD High Density AF Atrial Fibrillation ICD Implantable Cardioverter Defibrillator AHA American Heart Association IIM Intensive Insulin Management APV Aortic & Peripheral Vascular MDT Medtronic BMP Bone Morphogenetic Protein MITG Minimally Invasive Therapies Group CGM Continuous Glucose Monitoring NDT Non-Intensive Diabetes Therapies CRHF Cardiac Rhythm & Heart Failure Neuromod Neuromodulation CRT-D Cardiac Resynchronization Therapy – Defibrillator NV Neurovascular CSH Coronary & Structural Heart PB980 Puritan Bennett™ 980 CVG Cardiac & Vascular Group PMR Patient Monitoring & Recovery DBS Deep Brain Stimulation RTG Restorative Therapies Group DCB Drug Coated Balloon SC Single Chamber DES Drug Eluting Stent Sol Solutions DIAB Diabetes Group ST Surgical Technologies DSS Diabetes Services & Solutions TAVR Transcatheter Aortic Valve Replacement ENT Ear, Nose, & Throat TCV Transcatheter Valves Extracorp Extracorporeal